UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2019 (September 17, 2019)

TOTAL SYSTEM SERVICES, INC.

(Global Payments Inc. as successor by merger to Total System Services, Inc.)

(Exact Name of Registrant as Specified in Charter)

Georgia	1-10254	58-1493818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Global Payments Inc.

3550 Lenox Road

Atlanta, Georgia 30326

(Address of Principal Executive Offices, and Zip Code)

(770) 829-8000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	TSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed by Total System Services, Inc., a Georgia corporation (“TSYS”), in connection with the consummation on September 17, 2019 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of May 27, 2019 (the “Merger Agreement”), by and between the Global Payments Inc. (“Global Payments”) and TSYS, pursuant to which TSYS merged with and into Global Payments (the “Merger”), with Global Payments as the surviving corporation in the Merger.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the Merger, TSYS caused to be repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Credit Agreement, dated as of April 23, 2018, among TSYS, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent for the lenders.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.10 per share, of TSYS (“TSYS Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain shares held by TSYS or Global Payments) was converted into the right to receive 0.8101 shares of common stock (the “Exchange Ratio”), without par value, of Global Payments (“Global Payments Common Stock”). No fractional shares of Global Payments Common Stock were issued in the Merger, and TSYS shareholders became entitled to receive cash in lieu of any fractional shares (such cash and the newly issued shares of Global Payments Common Stock, the “Merger Consideration”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to TSYS’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2019 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 17, 2019, in connection with the completion of the Merger, TSYS notified its principal trading market, the New York Stock Exchange (the “NYSE”), that the Merger had occurred and requested that trading in TSYS Common Stock be halted prior to market open on September 18, 2019, that the listing of the TSYS Common Stock be removed and that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the TSYS Common Stock. Additionally, TSYS intends to file with the SEC certifications and notices of termination on Form 15 deregistering TSYS Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspending TSYS’ reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information disclosed in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each holder of TSYS Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of TSYS other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information provided in the Introductory Note and Item 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated under the Merger Agreement, TSYS merged with and into Global Payments, with Global Payments continuing as the surviving entity.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon completion of the Merger, all of the directors of TSYS ceased serving as directors of TSYS.

Additionally, effective upon completion of the Merger, certain former directors of TSYS became directors of Global Payments:

•	M. Troy Woods, the former Chairman, President and Chief Executive Officer of TSYS, was appointed Chairman of the Board of Global Payments;

•	Kriss Cloninger III, the former Lead Director of the TSYS board of directors, was appointed Lead Director of Global Payments; and

•	F. Thaddeus Arroyo, Joia M. Johnson, Connie D. McDaniel and John T. Turner, former directors of TSYS, were appointed directors of Global Payments.

In addition, all of the officers of TSYS, including all Section 16 executive officers, ceased serving in their capacity as officers of TSYS and Paul M. Todd, the former Senior Executive Vice President and Chief Financial Officer of TSYS, was appointed Senior Executive Vice President and Chief Financial Officer of Global Payments.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time TSYS ceased to exist and Global Payments continued as the surviving corporation. The articles of incorporation and bylaws of Global Payments as in effect at the Effective Time remained as the articles of incorporation and bylaws of Global Payments, as the surviving corporation of the Merger.

Item 8.01	Other Events.

On September 18, 2019, Global Payments issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 27, 2019, by and between TSYS and Global Payments (incorporated by reference to Exhibit 2.1 to TSYS’ Current Report on Form 8-K, filed on May 31, 2019).

99.1	Press Release, dated September 18, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC. as successor by merger to Total System Services, Inc.

By:	/s/ David L. Green
Name:	David L. Green
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: September 20, 2019